UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 21, 2023

Date of Report (Date of earliest event reported)

HHG Capital Corporation

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40820	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Commonwealth Lane #03-20, Singapore	149544
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 6659 1335

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units	HHGCU	NASDAQ Capital Market
Ordinary Shares	HHGC	NASDAQ Capital Market
Warrants	HHGCW	NASDAQ Capital Market
Rights	HHGCR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As approved by its shareholders at the Annual Meeting of Shareholders on September 21, 2023 (the “Meeting”), HHG Capital Corporation (the “Company” or “HHG”) entered into an amendment (the “Trust Amendment”) to the investment management trust agreement, dated as of September 22, 2021, with Equiniti Trust Company LLC (formerly known as American Stock Transfer & Trust Company) on September 22, 2023. Pursuant to the Trust Amendment, the Company has the right to extend the time to complete a business combination twelve (12) times for an additional one (1) month each time from September 23, 2023, to September 23, 2024, by depositing $0.0333 for each issued and outstanding Company ordinary share issued in the IPO that has not been redeemed held by shareholders who did not enter into the Waiver Agreement (each, a “non-waiving Public Share”) (or an aggregate of $9,080.20 if there are no redemptions) for each one-month extension.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its shareholders at the Meeting on September 21, 2023, the Company filed an amended and restated memorandum and articles of association on September 21, 2023 (the “Charter Amendment”), giving the Company the right to extend the date by which it has to complete a business combination up to twelve (12) times for an additional one (1) month each time, from September 23, 2023 to September 23, 2024, and expanding the methods that the Company may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 21, 2023, the Company held the Meeting. As of August 23, 2023, the record date for the Meeting, there were 5,083,406 ordinary shares entitled to vote at the Meeting. There were 4,812,684 ordinary shares present at Meeting in person or represented by proxy, which was 94.67% of the total outstanding shares.

The final results for each of the matters submitted to a vote of HHG’s shareholders at the Meeting are as follows:

1.	Charter Amendment

Shareholders approved the proposal to amend the Company’s amended and restated memorandum and articles of association, giving HHG the right to extend the date by which it has to complete a business combination twelve (12) times for an additional one (1) month each time, from September 23, 2023 to September 23, 2024. Approval of the Charter Amendment required the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,812,684	0	0	0

2.	Trust Amendment

Shareholders approved the proposal to amend the Company’s investment management trust agreement, dated as of September 20, 2022, by and between the Company and Equiniti Trust Company LLC (formerly known as American Stock Transfer & Trust Company) to allow the Company to extend the time it has to complete a business combination twelve (12) times for an additional one (1) month each time from September 23, 2023, to September 23, 2024 by depositing into the trust account $0.0333 for each non-waiving Public Share that has not been redeemed (or an aggregate of $9,080.20 if there are no redemptions) for each one-month extension. Adoption of the amendment required approval by the affirmative vote of holders of at least 65% of the outstanding shares present is required to approve the Trust Amendment. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,812,684	0	0	0

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3.	The NTA Requirement Proposal

Shareholders approved the proposal to amend the Charter to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission. Approval of the NTA Requirement Proposal required the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,812,684	0	0	0

4.	Election of Directors

Shareholders elected all of the five nominees for directors to serve until the next annual meeting of shareholders. The voting results were as follows:

	FOR	WITHHELD	BROKER NON-VOTE
Chee Shiong (Keith) Kok	4,812,684	0	0
Kym Hau	4,812,684	0	0
Hock Lye Benjamin Ho	4,812,684	0	0
Weiyi Di	4,812,684	0	0
Tzu Fei (Philip) Ting	4,812,684	0	0

4.	Auditor Ratification

Shareholders approved the proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023. Approval of the Auditor Ratification Proposal required the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,812,684	0	0	0

Item 8.01 Other Events

In connection with the shareholders vote at the Meeting, 32,845 ordinary shares were tendered for redemption. On September 22, 2023, the Company deposited to the trust account $7,985.40 and extended the amount of time it has available to complete a business combination from September 23, 2023 to October 23, 2023. Following such redemptions and the deposit of the extension payment described above, the amount of funds remaining in the trust account is approximately $35,262,117.78 .

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

1.1	Amendment to the investment management trust agreement, dated as of September 22, 2023, with Equiniti Trust Company LLC (formerly known as American Stock Transfer & Trust Company)
3.1	Amended and restated memorandum and articles of association of HHG Capital Corporation, dated September 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2023

HHG Capital Corporation

	By:	/s/ Chee Shiong (Keith) Kok
	Name:	Chee Shiong (Keith) Kok
	Title:	Chief Executive Officer

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